UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05693)

Exact name of registrant as specified in charter:	Putnam Europe Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2015

Date of reporting period :	July 1, 2014 — June 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEUGX

Putnam Europe Equity Fund

Annual report 6|30|15

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Europe Equity
Fund

Annual report
6 | 30 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Important notice regarding Putnam’s privacy policy	17
Trustee approval of management contract	18
Financial statements	23
Federal tax information	48
About the Trustees	49
Officers	51

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Investments in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for a variety of reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Looking back on the first half of 2015, we can highlight some transitions in the financial markets. The U.S. economy has rallied from a brief dip during the first quarter, and bond yields have risen on a sustained basis in recent months. Firmer data on employment growth, wage gains, and consumer prices underscore this progress.

The Federal Reserve is monitoring these and other indicators as it considers raising interest rates, an action it has not taken since 2006. Higher interest rates can pose a risk to fixed-income investments, while also having a less direct impact on stocks by adding to business financing costs, among other effects.

Through mid-2015, U.S. stock market averages have continued near record-high levels. Although gains have been modest this year, the U.S. market has been more placid than China’s market, in which a dizzying advance gave way to a sharp pullback in June, and European markets that were caught up in Greece’s debt crisis. Global market conditions, we believe, call for a well-crafted and flexible strategy.

With the possibility that markets could move in different directions from here, it might be a prudent time to consult your financial advisor and determine whether any adjustments or additions to your portfolio are warranted.

In the following pages, your portfolio manager provides a perspective for your consideration. Putnam’s disciplined fundamental research promotes a culture of thinking proactively about risks. We share with Putnam’s managers a deep conviction that an active, research-driven approach can play a valuable role in your portfolio.

As always, thank you for investing with Putnam. We would also like to extend our thanks to Charles Curtis, who has retired from the Board of Trustees, for his many years of dedicated service.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

August 6, 2015

About the fund

Pursuing growth in European markets since 1990

As a shareholder of Putnam Europe Equity Fund, you are seeking to benefit from opportunities in one of the world's most developed economic regions. Europe has a long history of capitalism and stock investing, and the region continues to evolve. Today, the 28 member states of the European Union form a large, integrated economy that exports more goods and services than any nation in the world, and that has demonstrated its resilience through difficult economic conditions such as the recent sovereign debt crisis.

European companies continue to rank among global leaders in many business sectors, including financials, health care, and telecommunications. If you look at the products or services you use every day — from cars and cell phones to household products — you are likely to find many items made by European companies.

European stocks can offer diversification to U.S. investors because Europe can follow a different business cycle than that of the United States. Though international markets can experience downturns, investing internationally gives investors an opportunity to keep building wealth even if U.S. stocks struggle.

Since 1990, the fund has sought attractively valued companies across European markets. Pursuing Putnam's "blend" strategy, the fund's manager targets stocks believed to be worth more than their current prices indicate, and seeks to position the fund to perform well whether growth- or value-style stocks are leading international markets. The manager selects stocks and determines market and sector weightings relying in part on the proprietary research of Putnam analysts based in Boston and London.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund's portfolio manager seeks stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Valuation Considering how each stock is valued, seeking stocks whose valuations are attractive relative to the company's growth potential and capital requirements.

Cash flow Examining company financials, particularly the amount of cash a company generates relative to the earnings that it reports, and projects its ability to generate cash returns going forward.

Quality Seeking high-quality companies with characteristics such as solid management teams and sound business models.

Developments and events that have affected European markets

1990

Germany reunifies

1991

European Common Market becomes European Union

1998

European Central Bank is founded

1999

The euro integrates 11 European economies under one currency

2007

European Union surpasses United States as world's largest economy

2013

Europe slowly returns to positive GDP growth

2 Europe Equity Fund

Europe Equity Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 6/30/15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4     Europe Equity Fund

Interview with your fund’s portfolio manager

Simon [Sam] Davis

How would you describe the investing environment for European stocks during the 12-month reporting period ended June 30, 2015?

The annual period was a tale of two halves, with weakness in the first half and gathering strength in the second. In the first six months, markets suffered in the face of more troubling macroeconomic conditions, as well as a lack of full-force central bank stimulus, which did not get underway until early 2015. In addition, a China-led emerging-market slowdown generated a fair amount of uncertainty for emerging-market companies as well as European exporters through year-end 2014, while a number of negative geopolitical conditions — such as continued Russian aggression in eastern Ukraine — generally depressed European stock markets.

In the second half of the period, the market began to rise, particularly with the announcement of the European Central Bank’s quantitative easing [QE] program. By the second calendar quarter, improved economic data both from Europe and the United States, a generally weaker euro, and a relatively low oil price all converged to help boost European stocks. It was not a uniformly positive trajectory, however, as stocks went through something of a “sell in May, go away” phase as we entered June. We believe this is partly because there were fewer positive macroeconomic surprises to catalyze further market gains.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Europe Equity Fund     5

How did Putnam Europe Equity Fund fare in this environment?

Although the fund’s return was modestly negative for the year, it robustly outperformed its benchmark, the MSCI Europe Index [ND], which rose in local-currency terms but declined in U.S.-dollar terms due to the depreciation of the euro. The fund’s outperformance was primarily due to stock selection results across a range of sectors, including financials, consumer discretionary, and utilities, but also due to strategic underweights in areas like energy.

How did developments in Greece’s debt crisis affect the market environment?

Greece was a source of headline risk during the period. I would say that fatigue set in among policymakers and market participants regarding the Greek question — concerning whether the debt-burdened country would find a way to renegotiate a deal with creditors, including the European Central Bank [ECB] and the International Monetary Fund, or whether the Greek government would default on debt repayments and potentially exit the eurozone and, possibly, the European Union. Ultimately, investors put their trust in the ECB’s willingness to provide abundant liquidity in the event of “Grexit,” so markets were able to climb this wall of worry.

As currency and oil-price weaknesses became less potent forces through the second half of the reporting period, did that become a headwind for European stocks?

Oil did bounce back from its late-winter trough, and that has been something of a headwind for the European consumer and European businesses. Also, the euro strengthened moderately in the latter half of the period, which on the whole was slightly less positive for European corporate profits. Through June, the market appreciated a fair amount in local-currency terms, and valuations rose accordingly. With that, there

Country composition

Allocations are shown as a percentage of the fund’s net assets as of 6/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6     Europe Equity Fund

“We expect economic data and
investor sentiment to continue to
improve in Europe.”

Sam Davis

was some profit taking heading into the summer months, though feints at a relief rally over a potential resolution in Greece gave a fitful boost to markets as the period came to a close.

How did developments in the United States affect European markets?

Continued economic recovery in the United States had positive effects on European asset markets, though in this case as well, the impact was not uniformly positive. The U.S. Federal Reserve has been rather clear in signaling its intentions regarding an interest-rate-raising campaign, which consensus appears to believe will start in the fall of this year.

This is positive, but it is also perhaps less than people hoped a year ago. That is, the market appears to have expected that by this time in 2015, the U.S. economy would be humming along at a rapid pace of growth. Thus, the Fed’s continued hesitancy with respect to economic data is a bit of a disappointment regarding the robustness of the U.S. recovery.

Which holdings were standout contributors to the fund’s relative results?

The French cable company Numericable took over the number-two mobile telecommunications player in France, SFR, in the first half of the period, which helped drive up the price of Numericable’s stock, making it the number-one contributor to the fund’s relative results. Numericable is a participant in the ongoing consolidation of the French telecom industry, and we believe the company is in a good position to benefit from more rationally priced mobile and data-delivery services. In addition, we see

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/15. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Europe Equity Fund     7

opportunities for the company to bundle telecommunication services for its customers and expand its market share, even as it has been realizing cost-cutting potential through a simplification of its business model.

The second-largest contributor was the stock of U.K. homebuilder Persimmon. Unlike the United States, the United Kingdom has had a housing shortage. We have seen net immigration into the United Kingdom over the better part of the last decade from Europe and the British Commonwealth. Because of the high demand for housing, homes have become increasingly unaffordable for many families. Persimmon, which we think has a strong balance sheet, was able to buy land in the wake of the 2008 financial crisis and then develop it and sell homes at high profit margins. As credit conditions have improved in recent years for U.K. homebuyers, Persimmon has had increasing sales success and generated attractive profits.

Another large positive contributor to performance was a stock that falls into the defensive category: Anheuser-Busch InBev [ABI], the Belgium-based multinational brewing company. ABI is a truly international company with globally and locally recognized brands and substantial exposure to emerging-market growth. By reducing leverage faster than expected and thereby returning cash to shareholders, the company’s share price appreciated during the period.

Which holdings detracted from relative returns?

Between June and December 2014, the price of a barrel of oil fell by approximately 50%. This substantial change led to lower energy prices around the globe — providing a boost to consumers — but it also exacted a steep cost from energy-related companies. Starting in February, oil turned around and climbed to regain approximately half of its earlier decline.

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Europe Equity Fund

Despite this turnaround for oil, the portfolio’s positions in the stocks of a number of energy companies, including Royal Dutch Shell, Genel Energy, and BG Group, all detracted from relative returns for the annual period.

Another detractor from returns was our decision to deemphasize the stock of the Swiss pharmaceutical company, Novartis. We felt satisfied with the portfolio’s exposure to other stocks in this industry — notably Shire, a strong performer for the fund during the period — but Novartis, a benchmark component, performed well, which was a drag on relative results.

How did you position the fund relative to the financial sector?

We increased our position in peripheral European banks in the early part of 2015. But as these companies’ stocks re-rated on growing expectations for their recovery and industry consolidation, we took profits by trimming a number of the fund’s positions in this sector, particularly Spanish and Italian banks. We also reduced the fund’s positions in French banks, which have perhaps the largest residual exposure to Greece.

For now, we continue to like a class of U.K. banks commonly referred to as “challenger banks,” which stand to benefit from potential government measures designed to foster greater industry competition. We also like the Irish banking sector, which we believe should continue to see improvements in pricing over the medium term following industry consolidation.

What is your outlook for the European economy and market?

Now that the risk of contagion from the Greek debt situation appears to be materially diminished, at least in the short term, given the agreement reached between Greece and its creditors, we expect economic data and investor sentiment to continue to improve in Europe as the second half of 2015 progresses.

We also think equity valuations are more attractive than those in other asset classes. And in our view, the weaker euro and lower oil prices relative to 2014 levels will both continue to provide a boost to corporate profits.

Lastly, we think European QE will continue to help the markets, and that government-imposed reforms and companies’ specific restructurings will also enhance the health of certain industries. In this context, while we have slightly de-risked the portfolio, we remain open to adding new positions in the fund whenever our fundamental research uncovers compelling investment opportunities.

Thank you, Sam, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Simon Davis is a Co-Head of International Equities at Putnam. He has a B.A. from Oxford University. Simon joined Putnam in 2000 and has been in the investment industry since 1988.

Europe Equity Fund     9

IN THE NEWS

China’s market has been on a roller-coaster ride in 2015, giving global investors another source of concern for the second half of the year. The Shanghai Composite Index rose over 150% year-over-year during the rally, which began in late 2014, fueled by a surge in margin lending from brokerage firms and a growing retail investor base. According to data from the China Securities Depository and Clearing Corporation, more than 40 million new trading accounts opened in China this spring as individuals rushed to join a national fever of speculation. Prices peaked in June and then plunged by nearly one third in a matter of weeks. The widespread sell-off coincided with news that the Chinese government was tightening controls over firms engaged in short-selling and margin-lending activities. Authorities reversed course to stem the rout, with the People’s Bank of China deciding to cut interest rates and loosen the reserve requirements of banks. Also, nearly two dozen brokerage firms have set up a fund with $19.4 billion to help stabilize the market through stock purchases. Additionally, the country’s two major stock exchanges, Shanghai and Shenzhen, agreed to halt all new initial public offerings. These and other measures appear to have helped the market rebound by as much as 6% as of early July. However, it is unclear what the long-term effect of market losses on consumer spending will be, as well as the impact of government support on market stability, investor confidence, and the economy. For now, projections for China’s growth remain unchanged from its April outlook, as published by the International Monetary Fund.

10     Europe Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/7/90)		(2/1/94)		(7/26/99)		(12/1/94)		(12/1/03)	(10/4/05)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	8.28%	8.02%	8.01%	8.01%	7.47%	7.47%	7.76%	7.60%	8.02%	8.38%
10 years	80.03	69.68	69.51	69.51	67.21	67.21	71.32	65.33	76.08	84.46
Annual average	6.06	5.43	5.42	5.42	5.28	5.28	5.53	5.16	5.82	6.31
5 years	86.49	75.77	79.61	77.61	79.65	79.65	81.94	75.57	84.11	88.83
Annual average	13.27	11.94	12.43	12.17	12.43	12.43	12.72	11.92	12.98	13.56
3 years	57.41	48.36	53.87	50.87	53.94	53.94	55.05	49.63	56.21	58.50
Annual average	16.33	14.05	15.45	14.69	15.47	15.47	15.74	14.38	16.03	16.59
1 year	–2.64	–8.24	–3.36	–8.15	–3.35	–4.30	–3.12	–6.51	–2.88	–2.42

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Europe Equity Fund     11

Comparative index returns For periods ended 6/30/15

	MSCI Europe Index (ND)	Lipper European Region Funds category average*
Annual average (life of fund)	8.07%	8.26%
10 years	63.40	79.94
Annual average	5.03	5.81
5 years	61.21	68.78
Annual average	10.02	10.89
3 years	41.91	47.48
Annual average	12.37	13.69
1 year	–7.65	–4.85

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/15, there were 135, 102, 85, 70, and 8 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 6/30/05 to 6/30/15

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,951 and $16,721, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $16,533. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $17,608 and $18,446, respectively.

12     Europe Equity Fund

Fund price and distribution information For the 12-month period ended 6/30/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	$0.355		$0.182	$0.180	$0.214		$0.295	$0.418
Capital gains	—		—	—	—		—	—
Total	$0.355		$0.182	$0.180	$0.214		$0.295	$0.418
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
6/30/14	$27.57	$29.25	$26.37	$26.83	$27.26	$28.25	$27.19	$27.70
6/30/15	26.46	28.07	25.29	25.74	26.18	27.13	26.09	26.58

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the fiscal year ended 6/30/14	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%
Annualized expense ratio for the six-month period ended 6/30/15*†	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

†Includes an increase of 0.07% from annualizing the performance fee adjustment for the six months ended 6/30/15.

Europe Equity Fund     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from January 1, 2015, to June 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.81	$10.66	$10.66	$9.38	$8.10	$5.52
Ending value (after expenses)	$1,081.30	$1,077.50	$1,077.40	$1,078.30	$1,079.90	$1,082.20

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2015, use the following calculation method. To find the value of your investment on January 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.61	$10.34	$10.34	$9.10	$7.85	$5.36
Ending value (after expenses)	$1,018.25	$1,014.53	$1,014.53	$1,015.77	$1,017.01	$1,019.49

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Europe Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Europe Index (ND) is an unmanaged index of Western European equity securities.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Europe Equity Fund     15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2015, Putnam employees had approximately $494,000,000 and the Trustees had approximately $140,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Europe Equity Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Europe Equity Fund     17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by

18     Europe Equity Fund

competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

•That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations.

Europe Equity Fund     19

These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment

20     Europe Equity Fund

management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper European Region Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 121, 94 and 85 funds, respectively, in your fund’s Lipper peer group. (When considering

Europe Equity Fund     21

performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22     Europe Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Europe Equity Fund     23

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Europe Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Europe Equity Fund (the “fund”) at June 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 6, 2015

24     Europe Equity Fund

The fund’s portfolio 6/30/15

COMMON STOCKS (96.7%)*	Shares	Value
Australia (0.9%)
BHP Billiton PLC	160,586	$3,151,486
		3,151,486
Belgium (2.5%)
Anheuser-Busch InBev NV	73,513	8,810,263
		8,810,263
France (18.9%)
Accor SA	100,760	5,085,281
Air Liquide SA	34,001	4,300,436
Airbus Group SE	100,471	6,518,985
Alcatel-Lucent †	1,133,168	4,128,503
Elis SA †	173,693	3,411,964
Eurazeo SA	40,108	2,653,799
Gaztransport Et Technigaz SA	38,896	2,460,427
Natixis SA	693,313	4,989,326
Nexity SA	77,949	3,058,930
Numericable-SFR †	92,651	4,911,015
Sanofi	85,292	8,390,543
Total SA	229,599	11,152,541
Veolia Environnement SA	289,321	5,899,428
		66,961,178
Germany (9.6%)
Bayer AG	60,485	8,466,047
Henkel AG & Co. KGaA (Preference)	54,410	6,102,292
Rheinmetall AG	71,912	3,646,581
RIB Software AG	95,593	1,541,561
Siemens AG	62,598	6,305,287
Siltronic AG †	71,584	2,793,189
TUI AG	131,991	2,136,126
Zalando SE †	84,649	2,826,880
		33,817,963
Ireland (4.8%)
Bank of Ireland †	9,677,681	3,905,675
Hibernia REIT PLC R	1,879,507	2,640,163
Kerry Group PLC Class A	68,025	5,042,445
Permanent TSB Group Holdings PLC †	590,956	3,091,216
Smurfit Kappa Group PLC	86,082	2,371,381
		17,050,880
Israel (0.8%)
Mobileye NV † S	57,300	3,046,641
		3,046,641
Italy (2.8%)
Luxottica Group SpA	64,428	4,284,512
Telecom Italia SpA RSP	5,445,919	5,558,349
		9,842,861
Netherlands (5.6%)
Akzo Nobel NV	49,945	3,634,309
ASML Holding NV	10,939	1,130,508
ING Groep NV GDR	466,084	7,695,477
Unilever NV ADR	177,808	7,404,851
		19,865,145

Europe Equity Fund     25

COMMON STOCKS (96.7%)* cont.	Shares	Value
Norway (1.5%)
DNB ASA	314,758	$5,251,018
		5,251,018
Spain (5.2%)
Acerinox SA	143,362	1,983,454
Atresmedia Corporacion de Medios de Comunicacion SA	241,186	3,737,517
Banco de Sabadell SA	1,234,256	2,979,061
Cellnex Telecom SAU 144A †	198,023	3,350,122
Grifols SA ADR	57,400	1,777,678
International Consolidated Airlines Group SA †	571,020	4,438,523
		18,266,355
Sweden (3.0%)
Assa Abloy AB Class B	254,508	4,792,451
Com Hem Holding AB	319,213	2,959,224
Intrum Justita AB	97,746	2,959,552
		10,711,227
Switzerland (12.8%)
Barry Callebaut AG	3,333	3,796,615
Cembra Money Bank AG	54,661	3,332,453
Credit Suisse Group AG	215,993	5,937,237
Kaba Holding AG Class B	6,006	3,574,885
Novartis AG	146,921	14,480,742
Partners Group Holding AG	8,865	2,650,160
Roche Holding AG-Genusschein	40,617	11,382,057
		45,154,149
United Kingdom (27.7%)
Admiral Group PLC	132,201	2,881,088
Associated British Foods PLC	111,729	5,040,161
AstraZeneca PLC	108,249	6,835,766
BAE Systems PLC	436,602	3,095,281
BG Group PLC	225,154	3,748,227
Britvic PLC	311,066	3,506,870
Compass Group PLC	326,726	5,405,767
Fiat Chrysler Automobiles NV †	336,245	4,925,695
Foxtons Group PLC	708,866	2,638,606
Genel Energy PLC †	392,885	3,129,815
Liberty Global PLC Ser. C †	54,400	2,754,272
Lloyds Banking Group PLC	3,721,989	4,984,984
Metro Bank PLC (acquired 1/15/14, cost $611,361) (Private) † ΔΔ F	28,721	680,867
Persimmon PLC	197,453	6,127,398
Prudential PLC	314,957	7,583,977
Regus PLC	732,665	3,006,934
Shire PLC	82,108	6,573,171
St James’s Place PLC	204,938	2,917,400
Thomas Cook Group PLC †	1,281,829	2,755,253
Virgin Money Holdings UK PLC †	411,816	2,850,325
Vodafone Group PLC	1,656,711	5,983,241
Wolseley PLC	67,083	4,282,571
WPP PLC	278,623	6,242,834
		97,950,503

26     Europe Equity Fund

COMMON STOCKS (96.7%)* cont.	Shares	Value
United States (0.6%)
Google, Inc. Class C †	3,924	$2,042,481
		2,042,481
Total common stocks (cost $326,353,926)		$341,922,150

SHORT-TERM INVESTMENTS (4.7%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.24% [d]	2,781,000	$2,781,000
Putnam Short Term Investment Fund 0.10% L	13,733,075	13,733,075
Total short-term investments (cost $16,514,075)		$16,514,075

TOTAL INVESTMENTS
Total investments (cost $342,868,001)	$358,436,225

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2014 through June 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $353,722,695.
†	This security is non-income-producing.
ΔΔ

This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $680,867, or 0.2% of net assets.

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 1). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $14,508 to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
Financials	20.6%
Health care	16.4
Consumer discretionary	14.5
Industrials	13.0
Consumer staples	11.2

Europe Equity Fund     27

FORWARD CURRENCY CONTRACTS at 6/30/15 (aggregate face value $2,800,446)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Citibank, N.A.
	Danish Krone	Buy	9/16/15	$267,586	$267,410	$176
Credit Suisse International
	Euro	Sell	9/16/15	287,713	283,096	(4,617)
Deutsche Bank AG
	British Pound	Buy	9/16/15	385,217	374,008	11,209
	Euro	Sell	9/16/15	893	101	(792)
HSBC Bank USA, National Association
	British Pound	Sell	9/16/15	50,410	48,923	(1,487)
JPMorgan Chase Bank N.A.
	Norwegian Krone	Sell	9/16/15	313,257	314,802	1,545
	Swedish Krona	Sell	9/16/15	77,446	76,029	(1,417)
State Street Bank and Trust Co.
	Australian Dollar	Buy	7/15/15	56,205	58,165	(1,960)
	Euro	Buy	9/16/15	90,399	90,022	377
	Swedish Krona	Sell	9/16/15	185,157	182,353	(2,804)
	Swiss Franc	Buy	9/16/15	42,695	42,262	433
UBS AG
	British Pound	Sell	9/16/15	62,188	61,670	(518)
	Swiss Franc	Buy	9/16/15	711,115	704,014	7,101
WestPac Banking Corp.
	Euro	Sell	9/16/15	302,445	297,591	(4,854)
Total						$2,392

28     Europe Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Australia	$3,151,486	$—	$—
Belgium	8,810,263	—	—
France	66,961,178	—	—
Germany	33,817,963	—	—
Ireland	17,050,880	—	—
Israel	3,046,641	—	—
Italy	9,842,861	—	—
Netherlands	19,865,145	—	—
Norway	5,251,018	—	—
Spain	18,266,355	—	—
Sweden	10,711,227	—	—
Switzerland	45,154,149	—	—
United Kingdom	97,269,636	—	680,867
United States	2,042,481	—	—
Total common stocks	341,241,283	—	680,867
Short-term investments	13,733,075	2,781,000	—
Totals by level	$354,974,358	$2,781,000	$680,867

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$2,392	$—
Totals by level	$—	$2,392	$—

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Europe Equity Fund     29

Statement of assets and liabilities 6/30/15
ASSETS
Investment in securities, at value, including $2,738,255 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $326,353,926)	$341,922,150
Affiliated issuers (identified cost $16,514,075) (Notes 1 and 5)	16,514,075
Foreign currency (cost $246) (Note 1)	114
Dividends, interest and other receivables	733,727
Foreign tax reclaim	179,793
Receivable for shares of the fund sold	1,603,727
Receivable for investments sold	2,565
Unrealized appreciation on forward currency contracts (Note 1)	20,841
Prepaid assets	26,116
Total assets	361,003,108
LIABILITIES
Payable to custodian	24,164
Payable for investments purchased	941,964
Payable for shares of the fund repurchased	2,661,947
Payable for compensation of Manager (Note 2)	227,172
Payable for custodian fees (Note 2)	14,470
Payable for investor servicing fees (Note 2)	108,710
Payable for Trustee compensation and expenses (Note 2)	181,821
Payable for administrative services (Note 2)	1,040
Payable for distribution fees (Note 2)	173,218
Unrealized depreciation on forward currency contracts (Note 1)	18,449
Collateral on securities loaned, at value (Note 1)	2,781,000
Other accrued expenses	146,458
Total liabilities	7,280,413
Net assets	$353,722,695

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$386,716,533
Undistributed net investment income (Note 1)	1,252,141
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(49,823,768)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	15,577,789
Total — Representing net assets applicable to capital shares outstanding	$353,722,695
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

30     Europe Equity Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($233,406,722 divided by 8,820,963 shares)	$26.46
	Offering price per class A share (100/94.25 of $26.46)*	$28.07
	Net asset value and offering price per class B share ($4,487,738 divided by 177,486 shares)**	$25.29
	Net asset value and offering price per class C share ($25,408,064 divided by 987,268 shares)**	$25.74
	Net asset value and redemption price per class M share ($3,394,397 divided by 129,649 shares)	$26.18
	Offering price per class M share (100/96.50 of $26.18)*	$27.13
	Net asset value, offering price and redemption price per class R share ($691,485 divided by 26,501 shares)	$26.09
	Net asset value, offering price and redemption price per class Y share ($86,334,289 divided by 3,247,515 shares)	$26.58
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Europe Equity Fund     31

Statement of operations Year ended 6/30/15
INVESTMENT INCOME
Dividends (net of foreign tax of $681,877)	$7,400,121
Interest (including interest income of $5,012 from investments in affiliated issuers) (Note 5)	5,012
Securities lending (Note 1)	97,687
Total investment income	7,502,820
EXPENSES
Compensation of Manager (Note 2)	2,300,258
Investor servicing fees (Note 2)	587,456
Custodian fees (Note 2)	35,935
Trustee compensation and expenses (Note 2)	10,796
Distribution fees (Note 2)	804,634
Administrative services (Note 2)	7,425
Other	276,247
Total expenses	4,022,751
Expense reduction (Note 2)	(1,006)
Net expenses	4,021,745
Net investment income	3,481,075

Net realized gain on investments (Notes 1 and 3)	9,624,801
Net realized loss on foreign currency transactions (Note 1)	(21,297)
Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(6,500)
Net unrealized depreciation of investments during the year	(24,861,793)
Net loss on investments	(15,264,789)
Net decrease in net assets resulting from operations	$(11,783,714)

The accompanying notes are an integral part of these financial statements.

32     Europe Equity Fund

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 6/30/15	Year ended 6/30/14
Operations:
Net investment income	$3,481,075	$2,971,570
Net realized gain on investments and foreign currency transactions	9,603,504	23,928,416
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(24,868,293)	22,339,604
Net increase (decrease) in net assets resulting from operations	(11,783,714)	49,239,590
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(2,956,768)	(1,479,046)
Class B	(30,141)	(6,573)
Class C	(126,130)	(81,048)
Class M	(24,954)	(11,855)
Class R	(5,727)	(2,492)
Class Y	(820,877)	(271,466)
Increase in capital from settlement payments	—	56,290
Increase from capital share transactions (Note 4)	55,512,628	105,090,212
Total increase in net assets	$39,764,317	$152,533,612
NET ASSETS
Beginning of year	313,958,378	161,424,766
End of year (including undistributed net investment income of $1,252,141 and $1,676,995, respectively)	$353,722,695	$313,958,378

The accompanying notes are an integral part of these financial statements.

Europe Equity Fund     33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From return of capital	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
June 30, 2015	$27.57	.29	(1.04)	(.75)	(.36)	—	(.36)	—	—	$26.46	(2.64)	$233,407	1.30	1.11	62
June 30, 2014	21.73	.31	5.74	6.05	(.22)	—	(.22)	—	.01[d]	27.57	27.93	226,016	1.41	1.20	64
June 30, 2013	17.45	.29	4.30	4.59	(.31)	—	(.31)	—[e]	—	21.73	26.39	143,122	1.48	1.43	66
June 30, 2012	21.50	.32	(3.94)	(3.62)	(.84)	(.03)	(.87)	.01	.43 [f,g,h]	17.45	(14.38)[f,h]	130,428	1.47	1.78	62
June 30, 2011	15.83	.31	5.72	6.03	(.37)	—	(.37)	—[e]	.01[i,j]	21.50	38.36	177,369	1.43	1.54	70
Class B
June 30, 2015	$26.37	.09	(.99)	(.90)	(.18)	—	(.18)	—	—	$25.29	(3.36)	$4,488	2.05	.38	62
June 30, 2014	20.80	.09	5.52	5.61	(.05)	—	(.05)	—	.01[d]	26.37	27.01	4,358	2.16	.38	64
June 30, 2013	16.72	.12	4.11	4.23	(.15)	—	(.15)	—[e]	—	20.80	25.36	2,907	2.23	.60	66
June 30, 2012	20.55	.16	(3.72)	(3.56)	(.66)	(.03)	(.69)	.01	.41 [f,g,h]	16.72	(14.98)[f,h]	3,126	2.22	.92	62
June 30, 2011	15.12	.12	5.49	5.61	(.19)	—	(.19)	—[e]	.01[i,j]	20.55	37.29	5,580	2.18	.65	70
Class C
June 30, 2015	$26.83	.12	(1.03)	(.91)	(.18)	—	(.18)	—	—	$25.74	(3.35)	$25,408	2.05	.49	62
June 30, 2014	21.28	.22	5.50	5.72	(.18)	—	(.18)	—	.01[d]	26.83	27.00	19,165	2.16	.85	64
June 30, 2013	17.11	.18	4.16	4.34	(.17)	—	(.17)	—[e]	—	21.28	25.41	2,679	2.23	.90	66
June 30, 2012	21.05	.18	(3.84)	(3.66)	(.68)	(.03)	(.71)	.01	.42 [f,g,h]	17.11	(15.01)[f,h]	1,502	2.22	1.01	62
June 30, 2011	15.50	.15	5.60	5.75	(.21)	—	(.21)	—[e]	.01[i,j]	21.05	37.32	2,217	2.18	.80	70
Class M
June 30, 2015	$27.26	.16	(1.03)	(.87)	(.21)	—	(.21)	—	—	$26.18	(3.12)	$3,394	1.80	.63	62
June 30, 2014	21.49	.15	5.70	5.85	(.09)	—	(.09)	—	.01[d]	27.26	27.32	3,294	1.91	.59	64
June 30, 2013	17.27	.18	4.25	4.43	(.21)	—	(.21)	—[e]	—	21.49	25.71	2,795	1.98	.92	66
June 30, 2012	21.26	.22	(3.87)	(3.65)	(.74)	(.03)	(.77)	.01	.42 [f,g,h]	17.27	(14.80)[f,h]	2,565	1.97	1.24	62
June 30, 2011	15.65	.21	5.66	5.87	(.27)	—	(.27)	—[e]	.01[i,j]	21.26	37.72	3,751	1.93	1.06	70
Class R
June 30, 2015	$27.19	.25	(1.05)	(.80)	(.30)	—	(.30)	—	—	$26.09	(2.88)	$691	1.55	.98	62
June 30, 2014	21.46	.32	5.59	5.91	(.19)	—	(.19)	—	.01[d]	27.19	27.64	546	1.66	1.22	64
June 30, 2013	17.23	.25	4.22	4.47	(.24)	—	(.24)	—[e]	—	21.46	26.02	206	1.73	1.27	66
June 30, 2012	21.25	.27	(3.89)	(3.62)	(.81)	(.03)	(.84)	.01	.43 [f,g,h]	17.23	(14.60)[f,h]	168	1.72	1.51	62
June 30, 2011	15.66	.29	5.62	5.91	(.33)	—	(.33)	—[e]	.01[i,j]	21.25	38.00	219	1.68	1.49	70
Class Y
June 30, 2015	$27.70	.40	(1.10)	(.70)	(.42)	—	(.42)	—	—	$26.58	(2.42)	$86,334	1.05	1.53	62
June 30, 2014	21.82	.53	5.61	6.14	(.27)	—	(.27)	—	.01[d]	27.70	28.28	60,579	1.16	1.96	64
June 30, 2013	17.53	.36	4.29	4.65	(.36)	—	(.36)	—[e]	—	21.82	26.63	9,714	1.23	1.77	66
June 30, 2012	21.60	.37	(3.95)	(3.58)	(.90)	(.03)	(.93)	.01	.43 [f,g,h]	17.53	(14.13)[f,h]	7,484	1.22	2.04	62
June 30, 2011	15.90	.37	5.74	6.11	(.42)	—	(.42)	—[e]	.01[i,j]	21.60	38.73	9,947	1.18	1.84	70

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	Europe Equity Fund	Europe Equity Fund	35

Financial highlights (Continued)

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to $0.01 per share outstanding on November 27, 2013.

e  Amount represents less than $0.01 per share.

f  Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bank of America which amounted to the following amounts per share outstanding on December 15, 2011:

Per share
Class A	$0.15
Class B	0.14
Class C	0.15
Class M	0.15
Class R	0.15
Class Y	0.15

This payment resulted in an increase to total returns of 0.73% for the period ended June 30, 2012.

g  Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to the following amounts per share outstanding on November 29, 2011:

Per share
Class A	$0.08
Class B	0.07
Class C	0.08
Class M	0.08
Class R	0.08
Class Y	0.08

h  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC, which amounted to the following amounts per share outstanding on July 21, 2011:

Per share
Class A	$0.20
Class B	0.19
Class C	0.20
Class M	0.20
Class R	0.20
Class Y	0.20

This payment resulted in an increase to total returns of 0.98% for the period ended June 30, 2012.

i Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to $0.01 per share outstanding on May 11, 2011.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding on December 21, 2010.

The accompanying notes are an integral part of these financial statements.

36     Europe Equity Fund

Notes to financial statements 6/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2014 through June 30, 2015.

Putnam Europe Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of large and midsize European companies that Putnam Management believes have favorable investment potential. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. Putnam Management also considers other factors that it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets, such as those in Eastern Europe.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are

Europe Equity Fund     37

reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

38     Europe Equity Fund

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $14,912 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $2,781,000 and the value of securities loaned amounted to $2,738,255.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of

Europe Equity Fund     39

credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2015, the fund had a capital loss carryover of $46,797,966 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$46,797,966	N/A	$46,797,966	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $2,299,084 of certain losses recognized during the period from November 1, 2014 to June 30, 2015 to its fiscal year ending June 30, 2016.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and from late year loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $58,668 to increase undistributed net investment income, $509 to decrease paid-in-capital and $58,159 to increase accumulated net realized loss.

40     Europe Equity Fund

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$29,486,358
Unrealized depreciation	(14,644,853)
Net unrealized appreciation	14,841,505
Undistributed ordinary income	1,254,356
Capital loss carryforward	(46,797,966)
Post-October capital loss deferral	(2,299,084)
Cost for federal income tax purposes	$343,594,720

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Europe Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.687% of the fund’s average net assets before an increase of $198,584 (0.065% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through October 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Europe Equity Fund     41

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$418,149
Class B	7,855
Class C	37,275
Class M	6,007
Class R	1,040
Class Y	117,130
Total	$587,456

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,006 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $176, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and

42     Europe Equity Fund

0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$543,294
Class B	40,886
Class C	194,311
Class M	23,437
Class R	2,706
Total	$804,634

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $61,937 and $2,074 from the sale of class A and class M shares, respectively, and received $3,256 and $642 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$235,375,138	$187,126,393
U.S. government securities (Long-term)	—	—
Total	$235,375,138	$187,126,393

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 6/30/15		Year ended 6/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	2,877,359	$75,959,148	2,724,826	$72,375,021
Shares issued in connection with reinvestment of distributions	93,934	2,316,407	53,617	1,384,383
	2,971,293	78,275,555	2,778,443	73,759,404
Shares repurchased	(2,347,858)	(60,175,828)	(1,168,095)	(30,599,359)
Net increase	623,435	$18,099,727	1,610,348	$43,160,045

	Year ended 6/30/15		Year ended 6/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	58,229	$1,448,006	67,034	$1,694,423
Shares issued in connection with reinvestment of distributions	1,148	27,167	256	6,337
	59,377	1,475,173	67,290	1,700,760
Shares repurchased	(47,153)	(1,159,247)	(41,763)	(1,028,572)
Net increase	12,224	$315,926	25,527	$672,188

Europe Equity Fund     43

	Year ended 6/30/15		Year ended 6/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	494,100	$12,673,471	652,371	$16,634,655
Shares issued in connection with reinvestment of distributions	4,522	108,885	2,859	72,132
	498,622	12,782,356	655,230	16,706,787
Shares repurchased	(225,657)	(5,600,321)	(66,831)	(1,726,857)
Net increase	272,965	$7,182,035	588,399	$14,979,930

	Year ended 6/30/15		Year ended 6/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	23,606	$611,189	3,777	$102,291
Shares issued in connection with reinvestment of distributions	707	17,282	312	7,987
	24,313	628,471	4,089	110,278
Shares repurchased	(15,478)	(400,448)	(13,316)	(343,992)
Net increase (decrease)	8,835	$228,023	(9,227)	$(233,714)

	Year ended 6/30/15		Year ended 6/30/14
Class R	Shares	Amount	Shares	Amount
Shares sold	11,641	$304,705	15,444	$402,732
Shares issued in connection with reinvestment of distributions	178	4,332	98	2,492
	11,819	309,037	15,542	405,224
Shares repurchased	(5,391)	(131,030)	(5,084)	(130,715)
Net increase	6,428	$178,007	10,458	$274,509

	Year ended 6/30/15		Year ended 6/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,705,804	$71,507,675	2,039,574	$54,286,368
Shares issued in connection with reinvestment of distributions	28,928	715,672	9,705	251,463
	2,734,732	72,223,347	2,049,279	54,537,831
Shares repurchased	(1,674,132)	(42,714,437)	(307,556)	(8,300,577)
Net increase	1,060,600	$29,508,910	1,741,723	$46,237,254

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$8,379,233	$139,759,880	$134,406,038	$5,012	$13,733,075
Totals	$8,379,233	$139,759,880	$134,406,038	$5,012	$13,733,075

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

44     Europe Equity Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$6,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$20,841	Payables	$18,449
Total		$20,841		$18,449

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$14,877	$14,877
Total	$14,877	$14,877

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$2,392	$2,392
Total	$2,392	$2,392

Europe Equity Fund     45

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$176	$—	$11,209	$—	$1,545	$810	$7,101	$—	$20,841
Total Assets	$176	$—	$11,209	$—	$1,545	$810	$7,101	$—	$20,841
Liabilities:
Forward currency contracts#	—	4,617	792	1,487	1,417	4,764	518	4,854	18,449
Total Liabilities	$—	$4,617	$792	$1,487	$1,417	$4,764	$518	$4,854	$18,449
Total Financial and Derivative Net Assets	$176	$(4,617)	$10,417	$(1,487)	$128	$(3,954)	$6,583	$(4,854)	$2,392
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$176	$(4,617)	$10,417	$(1,487)	$128	$(3,954)	$6,583	$(4,854)

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

46	Europe Equity Fund	Europe Equity Fund	47

Federal tax information (Unaudited)

For the reporting period, total interest and dividend income from foreign countries were $8,073,721 or $0.60 per share (for all classes of shares). Taxes paid to foreign countries were $681,877 or $0.05 per share (for all classes of shares).

The fund designated 0.17% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $396 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

48     Europe Equity Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Europe Equity Fund     49

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

50     Europe Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Europe Equity Fund     51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52     Europe Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor
The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Europe Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN005
295576 8/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2015	$65,631	$ —	$8,648	$ —
June 30, 2014	$64,377	$ —	$8,594	$ —

For the fiscal years ended June 30, 2015 and June 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $609,793 and $508,594 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distribution Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2015	$ —	$601,145	$ —	$ —

June 30, 2014	$ —	$500,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Europe Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2015